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                                                                    Exhibit 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

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DEAL NAME: EQUITY ONE 2005-2

                                                         AGGREGATE POOL     GROUP: 1        GROUP: 2A       GROUP: 2B
                                                         --------------   -------------   -------------   -------------
                Note Rate 5.000 - 5.999                            0.00%           0.00%           0.00%           0.00%
                Note Rate 6.000 - 6.999                           67.50%          70.10%          58.86%          74.09%
                Note Rate 7.000 - 7.999                           25.33%          21.53%          36.10%          21.67%
                Note Rate 8.000 - 8.999                            5.32%           5.74%           4.73%           3.80%
                Note Rate 9.000 - 9.999                            1.13%           1.61%           0.18%           0.21%
               Note Rate 10.000 - 10.999                           0.57%           0.80%           0.08%           0.24%
               Note Rate 11.000 - 11.999                           0.12%           0.17%           0.04%           0.00%
               Note Rate 12.000 - 12.999                           0.02%           0.03%           0.00%           0.00%
               Note Rate 13.000 - 13.999                           0.01%           0.02%           0.00%           0.00%
                     wtd avg FICO                                   641             646             628             645
                    FICO: 521 - 540                                1.91%           1.58%           2.65%           2.14%
                    FICO: 541 - 560                                2.79%           1.97%           4.80%           3.05%
                    FICO: 561 - 580                                5.83%           4.68%           8.76%           5.84%
                    FICO: 581 - 600                               10.45%           9.51%          12.60%          11.25%
                    FICO: 601 - 620                               11.85%          11.06%          14.91%           8.38%
                    FICO: 621 - 640                               17.42%          16.80%          17.92%          20.87%
                    FICO: 641 - 660                               16.26%          17.39%          14.47%          12.73%
                    FICO: 661 - 680                               13.67%          15.13%          10.86%          10.67%
                    FICO: 681 - 700                                9.67%          11.46%           5.96%           6.97%
                    FICO: 701 - 720                                4.36%           4.35%           3.56%           7.00%
                    FICO: 721 - 740                                2.47%           2.45%           1.96%           4.29%
                      FICO: 741+                                   3.33%           3.61%           1.55%           6.80%
                    wtd avg LTV (%)                               84.08           84.03           84.81           82.13
                     CLTV = 80 (%)                                15.12%          14.23%          18.89%          10.29%
   CLTV > 80.01 (%) (include only 2nd liens in pool)              61.70%          62.16%          62.96%          53.83%
                  LTV 95.01 -100 (%)                              15.27%          16.55%          13.56%          10.18%
                     Full Doc (%)                                 75.89%          78.97%          73.22%          59.05%
                    Stated Doc (%)                                19.55%          18.41%          20.35%          26.42%

                       purch (%)                                  14.02%           9.76%          20.23%          28.99%
                      CO refi (%)                                 78.30%          81.43%          74.62%          64.42%
                      Own Occ (%)                                 92.25%          95.18%          90.68%          73.07%
                  Prepay Penalty (%)                              86.91%          91.47%          76.44%          83.26%
                    wtd avg DTI (%)                               39.26           40.34           38.64           32.37
                     2/6 MO LIBOR                                 25.88%           0.00%          76.97%          73.79%
                     3/6 MO LIBOR                                  3.19%           0.00%           9.47%           9.16%
                     5/6 MO LIBOR                                  1.50%           0.00%           3.62%           7.07%
                 FIXED - 10Yr BALLOON                              0.67%           1.01%           0.00%           0.00%
                 FIXED - 15Yr BALLOON                              2.02%           2.90%           0.34%           0.24%
                  FIXED - 5Yr BALLOON                              0.32%           0.49%           0.00%           0.00%
                      FIXED 10Yr                                   0.17%           0.26%           0.00%           0.00%
                      FIXED 15Yr                                   2.07%           2.97%           0.42%           0.00%
                      FIXED 20Yr                                   2.66%           3.93%           0.16%           0.34%
                      FIXED 25Yr                                   0.23%           0.31%           0.09%           0.00%
                      FIXED 30Yr                                  61.28%          88.13%           8.93%           9.41%
                       FIXED 5Yr                                   0.00%           0.00%           0.00%           0.00%
                     1st Lien (%)                                 97.22%          96.03%          99.58%          99.39%
                   Avg Loan Balance                          161,423.29      154,628.04      156,809.86      298,337.72
                      # of Loans                                  3,285           2,265             878             142
                 Loan Bal < $100k (%)                             12.60%          14.00%          11.92%           3.20%
                  Mtg Rates > 12% (%)                              0.03%           0.05%           0.00%           0.00%
                   Manuf Housing (%)                               0.00%           0.00%           0.00%           0.00%

               (%) & largest state code                        NY, 8.59%       NY, 9.65%      MI, 10.17%      NY, 12.30%
                    silent 2nd (%)                                 4.42%           5.45%           2.01%           3.73%
                     IO loans (%)                                     0%              0%              0%              0%
                      5yr IO (%)                                      0%              0%              0%              0%
                      2 yr IO (%)                                     0%              0%              0%              0%
                       IO: FICO                                       0%              0%              0%              0%
                      IO LTV (%)                                      0%              0%              0%              0%
                      IO DTI (%)                                      0%              0%              0%              0%
                    IO full doc (%)                                   0%              0%              0%              0%
                     IO: purch (%)                                    0%              0%              0%              0%
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